                                                                   Exhibit 10.26


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AFTER RECORDING, RETURN TO:
---------------------------

General Electric Capital Business
Asset Funding Corporation
Middle Market Risk/Operations Department
10900 NE 4th Street, Suite 500
Bellevue, Washington  98004
Attn: Ms. Deehan Gay
Loan No. 050-8563-001

THIS INSTRUMENT PREPARED BY:
----------------------------

Jenkens & Gilchrist,
a professional corporation
George C. Dunlap, Esq.
1445 Ross Avenue, Suite 3200
Dallas, Texas 75202
================================================================================
                                         [space above for recorder's use only]


                            COMMERCIAL DEED OF TRUST,
                               SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS,
                               AND FIXTURE FILING

Borrower: Teradyne, Inc.
Borrower's Entity: a Massachusetts corporation
State of Organization of Borrower: Massachusetts
Organizational I.D. of Borrower: 04-2272148


         THIS DEED OF TRUST (herein this "Instrument") is made effective as of December 19, 2001, by the Trustor, TERADYNE INC., a Massachusetts corporation, whose address is 321 Harrison Avenue, Boston, Massachusetts 02118-2238 (herein "Borrower"), in favor of FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, whose address is One First American Way, Santa Ana, California 92701 (herein "Trustee"), for the benefit of the Beneficiary, GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation, whose address is Middle Market Risk/Operations Department, 10900 NE 4th Street, Suite 500, Bellevue, Washington 98004 (herein "GE CAPITAL").

         Borrower, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE, all of Borrower's estate, right, title and interest, now owned or hereafter acquired, including any reversion or remainder interest, in the real property located in Los Angeles County, California, more particularly described on Exhibit A attached hereto and incorporated herein,
                          ---------
including all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, tenements, hereditaments, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property (collectively, the "Premises");

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         TOGETHER with all of Borrower's estate, right, title and interest, now owned or hereafter acquired, in:

                  a. all buildings, structures, improvements, parking areas, landscaping, and fixtures now or hereafter erected on, attached to, or used or adapted for use in the operation of the Premises; including but without being limited to the following property: all heating, air conditioning and incinerating apparatus and equipment; all boilers, piping and plumbing fixtures, water heaters, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security instrument, all of which property mentioned in this clause (a) shall be deemed part of the realty covered by this Instrument and not severable wholly or in part without material injury to the freehold of the Premises (all of the foregoing together with replacements and additions thereto are referred to herein as "Improvements"); and

                  b. all compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (i) taking or damaging of the Premises or the Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (ii) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever; and

                  c. return premiums or other payments upon any insurance any time provided for the benefit of or naming GE CAPITAL, and refunds or rebates of taxes or assessments on the Premises; and

                  d. all the right, title and interest of Borrower in, to and under all written and oral leases and rental agreements (including extensions, renewals and subleases; all of the foregoing shall be referred to collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of the Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Borrower may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding; and the leasehold estate in the event this Instrument is on a leasehold; and

                  e. plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Borrower's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements; and

                  f. all contracts, accounts, rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Premises or the Improvements, management contracts, service or supply contracts, permits,

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licenses, franchises and certificates relating to the Property, all utility and similar deposits relating to the use and occupancy of the Premises, and all general intangibles relating to the Premises (the term "general intangibles" as used in this paragraph shall have the meaning given such term in the Uniform Commercial Code-Secured Transactions of the state where the Premises is located); and

                  g. all books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein; and

                  h. all additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.

         All of the foregoing described collateral is exclusive of any furniture, furnishings or trade fixtures owned and supplied by tenants, if any, of the Premises. The Premises, the Improvements, the Leases and all of the rest of the foregoing property are herein referred to as the "Property."

         TO SECURE TO GE CAPITAL (a) the repayment of the indebtedness evidenced by Borrower's note dated of even date herewith in the principal sum of FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), with interest thereon as set forth in the note, and all renewals, extensions and modifications thereof (herein the "Note"), and with a final maturity date of January 1, 2007 (the "Maturity Date"); (b) the repayment of any future advances, with interest thereon, made by GE CAPITAL to Borrower pursuant to Section 30 hereof (herein
                                                    ----------
"Future Advances"); (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument or to fulfill any of Borrower's obligations hereunder or under the other Loan Documents (as defined below); (d) the performance of the covenants and agreements of Borrower contained herein or in the other Loan Documents; (e) the repayment of all sums now or hereafter owing to GE CAPITAL by Borrower pursuant to any instrument which recites that it is secured hereby; and (f) the repayment of all other sums now or hereafter owing to GE CAPITAL by Borrower or any entity related to Borrower (the indebtedness described in clause (f) is collectively called "Other Loans"). The indebtedness and obligations described in clauses
(a)-(f) above are collectively referred to herein as the "Indebtedness." The Note, this Instrument, the Commercial Deeds of Trust, Security Agreements, Assignments of Leases and Rents and Fixture Filings (the "Other Deeds of Trust") dated of even date herewith, executed by Borrower for the benefit of GE CAPITAL, and all other documents evidencing, securing or guarantying the Indebtedness (except any Certificate and Indemnity Agreement Regarding Hazardous Substances), as the same may be modified or amended from time to time, are referred to herein as the "Loan Documents." The terms of the Note secured hereby may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time, and this Instrument shall continue to secure the Note notwithstanding any such indexing, adjustment, renewal or renegotiation.

         Borrower represents and warrants that Borrower has good, marketable and insurable title to, and has the right to grant, convey and assign an indefeasible fee simple estate in, the Premises, Improvements, rents and leases (or, if this Instrument is on a leasehold, good, marketable and insurable title to, and the right to convey the leasehold estate and that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), and the right to convey the other Property, that

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the Property is unencumbered except for the matters set forth on Exhibit B
                                                                 ---------
attached to and made a part of this Instrument, and that Borrower will warrant and forever defend unto Trustee and GE CAPITAL the title to the Property against all claims and demands, subject only to the permitted exceptions set forth in Exhibit B attached hereto.
---------

         Borrower represents, warrants, covenants and agrees for the benefit of GE CAPITAL as follows:

                  a.       PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall
                           ---------------------------------
promptly pay when due the principal of and interest on the Indebtedness, any prepayment and other charges provided in the Loan Documents and all other sums secured by this Instrument.

                  b.       FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Upon
                           --------------------------------------------
the occurrence of an Event of Default (hereinafter defined), and at GE CAPITAL's sole option at any time thereafter, Borrower shall pay on or before the first day of each month, in addition to each monthly payment on the Note, one-twelfth (1/12) of the annual real estate taxes, insurance premiums, assessments, water and sewer rates, ground rents and other charges (herein "Impositions") payable with respect to the Property (as estimated by GE CAPITAL in its sole discretion), to be held by GE CAPITAL without interest to Borrower, for the payment of any Impositions.

         If the amount of such additional payments held by GE CAPITAL ("Funds") at the time of the annual accounting thereof shall exceed the amount deemed necessary by GE CAPITAL to provide for the payment of Impositions as they fall due, such excess shall be at Borrower's option, either repaid to Borrower or credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by GE CAPITAL shall be less than the amount deemed necessary by GE CAPITAL to pay Impositions as they fall due, Borrower shall pay to GE CAPITAL any amount necessary to make up the deficiency within thirty (30) days after notice from GE CAPITAL to Borrower requesting payment thereof.

         Upon the occurrence of an Event of Default, GE CAPITAL may apply, in any amount and in any order as GE CAPITAL shall determine in GE CAPITAL's sole discretion, any Funds held by GE CAPITAL at the time of application (a) to pay Impositions which are now or will hereafter become due, or (b) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, GE CAPITAL shall refund to Borrower any Funds held by GE CAPITAL.

                  c.       APPLICATION OF PAYMENTS. Unless applicable law
                           -----------------------
provides otherwise, each complete installment payment received by GE CAPITAL from Borrower under the Note or this Instrument shall be applied by GE CAPITAL first in payment of amounts payable to GE CAPITAL by Borrower under Section 2
                                                                    ---------
hereof, then to interest payable on the Note, then to principal of the Note, and then to interest and principal on any Future Advances in such order as GE CAPITAL, at GE CAPITAL's sole discretion, shall determine. Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, GE CAPITAL may apply, in any amount and in any order as GE CAPITAL shall determine in GE CAPITAL's sole discretion, any payments received by GE CAPITAL under the Note or this Instrument. Any partial payment received by GE CAPITAL shall, at GE CAPITAL's option, be held in a non-interest bearing account until GE CAPITAL receives funds sufficient to equal a complete installment payment.

                  d.       CHARGES, LIENS. Subject to Section 40 below, Borrower
                           --------------             ----------
shall pay all Impositions attributable to the Property when the same are due and in the manner provided under Section 2 hereof or, if not paid in such manner, by
                             ---------
Borrower making payment, when due, directly to the payee thereof, or in such other manner as GE CAPITAL may designate in writing. If requested by GE CAPITAL, Borrower shall promptly furnish to GE CAPITAL all notices of Impositions which become due, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to GE CAPITAL receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without GE CAPITAL's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property. If any lien is filed against the Property without GE CAPITAL's prior written permission and without the consent of Borrower, Borrower shall, within thirty
(30) days after receiving notice of the filing of such lien, either (a) cause such lien to be released of record and deliver evidence of such release to GE CAPITAL or (b) obtain and deliver to GE CAPITAL a surety bond in form, in an amount and issued by a surety approved by GE CAPITAL, which surety bond operates to release the Property from the claim evidenced by such lien.

                  e.       INSURANCE. Borrower shall obtain and maintain the
                           ---------
following types of insurance upon and relating to the Property:

         a. "All Risk" property and fire insurance (with extended coverage endorsement including malicious mischief and vandalism) in an amount not less than the full replacement value of the Property (with a deductible not to exceed $1,000,000.00), naming GE CAPITAL under a lender's loss payee endorsement (form 438BFU or equivalent) and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements;

         b. Comprehensive general liability insurance in an amount not less than $2,000,000.00 insuring against personal injury, death and property damage and naming GE CAPITAL as additional insured;

         c. Business interruption insurance covering loss of income for up to ninety (90) days; and

         d. Such other types of insurance or endorsements to existing insurance as may reasonably be required from time to time by GE CAPITAL.

                           Upon each request of GE CAPITAL, Borrower shall
                  increase the coverages under any of the insurance policies required to be maintained hereunder or otherwise modify such policies in accordance with GE CAPITAL's request provided such request is made on a reasonable basis. All of the insurance policies required hereunder shall be issued by corporate insurers licensed to do business in the state in which the Property is located and rated A:X or better by A.M. Best Company, and shall be in form acceptable to GE CAPITAL. If and to the extent that the Property is located within an area that has been or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance, Borrower shall carry flood insurance with respect to the Property in amounts not less than the maximum limit of coverage then available with respect to the Property or the amount of the Indebtedness, whichever is less. Certificates of all insurance required to be maintained hereunder shall be delivered to GE CAPITAL, along with evidence of payment in full of all premiums required thereunder, contemporaneously with Borrower's execution of this Instrument. All such certificates shall be in form acceptable to GE CAPITAL and shall require the insurance company to give to GE CAPITAL at least thirty (30) days' prior written notice before canceling the policy for any reason or materially amending it, except with respect to the insurance policy for the Property which expires in December of 2001. Certificates evidencing all renewal and substitute policies of insurance shall be delivered to GE CAPITAL, along with evidence of the payment in full of all premiums required thereunder, at least thirty (30) days before termination of the policies being renewed or substituted, except with respect to the insurance policy for the Property which expires in December of 2001. If any loss shall occur at any time when Borrower shall be in default hereunder, GE CAPITAL shall be entitled to the benefit of all insurance policies held or maintained by Borrower, to the same extent as if same had been made payable to GE CAPITAL, and upon foreclosure hereunder, GE CAPITAL shall become the owner thereof. GE CAPITAL shall have the right, but not the obligation, to make premium payments, at Borrower's expense, to prevent any cancellation, endorsement, alteration or reissuance of any policy of insurance maintained by Borrower, and such payments shall be accepted by the insurer to prevent same.

                           If any act or occurrence of any kind or nature
                  (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or destruction of the Property (such event being called a "Loss"), Borrower will give prompt written notice thereof to GE CAPITAL. All insurance proceeds paid or payable in connection with any Loss shall be paid to GE CAPITAL. If (i) no Event of Default has occurred and is continuing hereunder, (ii) Borrower provides evidence satisfactory to GE CAPITAL of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property,
                  (iii) the available insurance proceeds, together with any funds deposited with GE CAPITAL by Borrower are, in GE CAPITAL's judgment, sufficient to fully and completely restore, repair or replace the Property, and (iv) Borrower provides evidence satisfactory to GE CAPITAL that none of the tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, Borrower shall have the right to apply all insurance proceeds received in connection with such Loss either (a) to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such Loss, or (b) to the payment of the Indebtedness in such order as GE CAPITAL may elect. If an Event of Default has occurred and is continuing hereunder at the time of such Loss, if GE CAPITAL determines that Borrower will be unable to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, if the available insurance proceeds together with any funds deposited with GE CAPITAL by Borrower are insufficient, in GE CAPITAL's judgment, to fully and completely restore, repair or replace the Property, or if GE CAPITAL believes that one or more tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, then all of the insurance proceeds payable with respect to such Loss will be applied to the payment of the Indebtedness, or if so instructed by GE CAPITAL, Borrower will promptly, at Borrower's sole cost and expense and regardless of whether sufficient insurance proceeds shall be available, commence to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition, character immediately prior to such Loss, provided GE CAPITAL releases such proceeds to Borrower for repairs or replacements to the Property. Borrower shall diligently prosecute any restoration, repairs or replacement of the Property undertaken by or on behalf of
                  Borrower pursuant to this Section 5. All such work shall be
                                            ---------
                  conducted pursuant to written contracts approved by GE CAPITAL in writing. Notwithstanding anything contained herein to the contrary, in the event the insurance proceeds received by GE CAPITAL following any Loss are insufficient in GE CAPITAL's judgment to fully and completely restore, repair or replace the Property, and if Borrower has complied with all of the other conditions described in this Section 5, Borrower may
                                                     ---------
                  elect to restore, repair or replace the Property if it first deposits with GE CAPITAL such additional sums as GE CAPITAL determines are necessary in order to fully and completely restore, repair or replace the Property. In the event any insurance proceeds remain following the restoration, repair or replacement of the Property, such proceeds shall be applied to the Indebtedness in such order as GE CAPITAL may elect.

                                    f.       PRESERVATION AND MAINTENANCE OF THE
                                             -----------------------------------
                  PROPERTY; LEASEHOLDS. Borrower (a) shall not commit waste or
                  --------------------
                  permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as GE CAPITAL may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover, in whole or in part, the costs of such restoration or repair (but GE CAPITAL shall make the net insurance proceeds received by GE CAPITAL available to Borrower for the restoration or repair of the Property as a condition to the enforcement by GE CAPITAL of the covenant set forth in this subpart (c)), (d) shall keep the Property, including all improvements, fixtures, equipment, machinery and appliances thereon, in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, normal wear and tear excepted (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) if all or part of the Property is for rent or lease, then GE CAPITAL, at its option after the occurrence of an Event of Default, may require Borrower to provide for professional management of the Property by a property manager satisfactory to GE CAPITAL pursuant to a contract approved by GE CAPITAL in writing, unless such requirement shall be waived by GE CAPITAL in writing, (g) shall comply with the terms of any restrictive covenants or other similar documents applicable to the Property and generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to GE CAPITAL of and, unless otherwise directed in writing by GE CAPITAL, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of GE CAPITAL hereunder. Except as provided in the following sentence, neither Borrower nor any tenant or other person, without the written approval of GE CAPITAL, shall remove, demolish or alter any Improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind. Borrower shall have the right to make nonstructural alterations and improvements to the interior of the Property without the prior written approval of GE CAPITAL.

                           Borrower represents, warrants and covenants that to
                  the best of Borrower's knowledge, the Property is and shall remain in compliance with the Americans with Disabilities Act of 1990 and all of the regulations promulgated thereunder, as the same may be amended from time to time.

                                    g.       USE OF PROPERTY. Unless required by
                                             ---------------
                  applicable law or unless GE CAPITAL has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not, without GE CAPITAL's prior written consent, (a) initiate or acquiesce in a change in the zoning classification (including any variance under any existing zoning ordinance applicable to the Property), (b) permit the use of the Property to become a non-conforming use under applicable zoning ordinances, unless grandfathered by applicable law and only if following any damage to the Property, the rebuilding of the Property for its use as of the date of this Instrument and to its same size as of the date of this Instrument would be permitted under such applicable law, (c) file any subdivision or parcel map affecting the Property, or (d) amend, modify or consent to any easement or covenants, conditions or restrictions pertaining to the Property.

                                    h.       PROTECTION OF GE CAPITAL'S
                                             --------------------------
                  SECURITY. If Borrower fails to perform any of the covenants
                  --------
                  and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of GE CAPITAL therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then GE CAPITAL, at GE CAPITAL's, option may make such appearances, disburse such sums and take such action as GE CAPITAL deems necessary, in its sole discretion, to protect GE CAPITAL's interest, including, but not limited to, (a) disbursement of attorneys' fees, (b) entry upon the Property to make repairs, and/or (c) procurement of satisfactory insurance as provided in Section 5 hereof.
                                           ---------

                           Any amounts disbursed by GE CAPITAL pursuant to this
                  Section 8, with interest thereon, shall become additional
                  ---------
                  Indebtedness of Borrower secured by this Instrument. Unless Borrower and GE CAPITAL agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the post maturity rate stated in the Note. Borrower hereby covenants and agrees that GE CAPITAL shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this Section 8 shall
                                                          ---------
                  require GE CAPITAL to incur any expense or take any action hereunder.

                                    i.       INSPECTION. Upon reasonable advance
                                             ----------
                  notice, GE CAPITAL may make or cause to be made reasonable entries upon the Property to inspect the interior and exterior thereof.

                                    j.       FINANCIAL DATA. Borrower will
                                             --------------
                  furnish to GE CAPITAL, and will cause each guarantor of the Indebtedness to furnish to GE CAPITAL upon request, within ninety (90) days after the close of each calendar year, (i) balance sheet and profit and loss statements for the immediately preceding calendar year prepared in accordance with generally accepted accounting principles and practices consistently applied and, if GE CAPITAL so requires, accompanied by the annual audit report of an independent certified public accountant reasonably acceptable to GE CAPITAL, all as submitted by Borrower to the Securities and Exchange Commission (the "SEC"), and (ii) if Borrower is no longer required to submit financial reports to the SEC, all other financial information and reports that GE CAPITAL may, from time to time, reasonably request, including, if GE CAPITAL so requires, income tax returns of Borrower and any guarantor of the Indebtedness, and financial statements of any tenant of the Property designated by GE CAPITAL.

                                    k.       CONDEMNATION. If the Property, or
                                             ------------
                  any part thereof, shall be condemned for any reason, including, without limitation, fire or earthquake damage, or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Property shall be paid to GE CAPITAL, and GE CAPITAL shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of GE CAPITAL or Trustee, including reasonable attorneys' fees incurred in connection with collection of such amounts, and (b) the balance against the Indebtedness; provided, however, that if (i) no Event of Default shall have occurred and be continuing hereunder, (ii) Borrower provides evidence satisfactory to GE CAPITAL of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property,
                  (iii) GE CAPITAL determines, in its sole discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking (or, if the proceeds of such award are insufficient for such purpose, if Borrower provides additional sums to GE CAPITAL's satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose), and (iv) Borrower provides evidence satisfactory to GE CAPITAL that, as a result of either the condemnation or taking or the repairs to or replacement of the Property, none of the tenants of the Property will terminate their lease agreements, then the proceeds of such award, together with additional sums provided by Borrower, shall be placed in a separate account for the benefit of GE CAPITAL and Borrower to be used to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking. All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior reasonable approval of GE CAPITAL. To the extent that any funds remain after the Property has been so restored and repaired, the same shall be applied against the Indebtedness in such order as GE CAPITAL may elect. To enforce its rights hereunder, GE CAPITAL shall be entitled to participate in and control (after the occurrence of an Event of Default), any condemnation proceedings and to be represented therein by counsel of its own choice, and Borrower will deliver, or cause to be delivered to GE CAPITAL such instruments as may be requested by GE CAPITAL from time to time to permit such participation. In the event GE CAPITAL, as a result of any such judgment, decree or award, reasonably believes that the payment or performance of any of the Indebtedness is or shall be impaired, GE CAPITAL may declare all of the Indebtedness immediately due and payable, in which event no prepayment premium shall be due.

                                    l.       BORROWER AND LIEN NOT RELEASED.
                                             ------------------------------
                  From time to time, GE CAPITAL may, at GE CAPITAL's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on GE CAPITAL's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of the Indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of the Indebtedness, accept an extension or modification or renewal note or notes therefor, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or decrease the amount of the monthly installments payable thereunder. Any actions taken by GE CAPITAL pursuant to the terms of this Section 12 shall not
                                                           ----------
                  affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness, and shall not affect the lien or priority of the lien hereof on the Property. Borrower shall pay GE CAPITAL a reasonable service charge, together with such title insurance premiums and attorneys' fees as may be incurred at GE CAPITAL's option, for any such action if taken at Borrower's request.

                                    m.       FORBEARANCE BY GE CAPITAL NOT A
                                             -------------------------------
                  WAIVER. Any forbearance by GE CAPITAL in exercising any right
                  ------
                  or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by GE CAPITAL of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of GE CAPITAL's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by GE CAPITAL shall not be a waiver of GE CAPITAL's right to accelerate the maturity of the Indebtedness secured by this Instrument, nor shall GE CAPITAL's receipt of any awards, proceeds or damages under Sections 5 or 11 hereof
                                                        ----------------
                  operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

                                    n.       UNIFORM COMMERCIAL CODE SECURITY
                                             --------------------------------
                  AGREEMENT. This Instrument is intended to be a security and a
                  ---------
                  fixture filing agreement pursuant to the Uniform Commercial Code for any and all of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants and conveys to GE CAPITAL a first and prior security interest in all of the Property that constitutes personalty, whether now owned or hereafter acquired. Borrower is the debtor and GE CAPITAL is the secured party. The respective addresses of Borrower and of GE CAPITAL are as provided on page 1 of this Instrument. Borrower hereby authorizes GE CAPITAL to file this Instrument, or a reproduction thereof, and any other financing statements describing the Property which are deemed necessary by GE CAPITAL, in the real estate records and other appropriate indexes as determined by GE CAPITAL, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to GE CAPITAL, upon GE CAPITAL's request, any additional financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as GE CAPITAL may require to perfect a security interest with respect to the foregoing items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all costs and expenses of any record searches for financing statements GE CAPITAL may require. Without the prior written consent of GE CAPITAL, Borrower shall not create or suffer to be created pursuant to the Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, GE CAPITAL shall have the remedies of a secured party under the Code, and GE CAPITAL also may invoke the remedies provided in Section 26 of this Instrument
                                                  ----------
                  as to such items. In exercising any of said remedies, GE CAPITAL may proceed against the items of real property and any items of personal property specified above, separately or together, and in any order whatsoever, without in any way affecting the availability of GE CAPITAL's remedies under the Code or of the remedies provided in Section
                                                                         -------
                  26 of this Instrument. Within ten (10) days following any
                  --
                  request therefor by GE CAPITAL, Borrower shall prepare and deliver to GE CAPITAL a written inventory specifically listing all of the personal property covered by the security interest herein granted, which inventory shall be certified by Borrower as being true, correct and complete.

                                    o.       LEASES OF THE PROPERTY. As used in
                                             ----------------------
                  this Section 15, the word "Lease" shall include subleases if
                       ----------
                  this Instrument is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all Leases, if any, of the Property or any part thereof. All Leases now or hereafter entered into will be in form and substance subject to the reasonable approval of GE CAPITAL. All Leases of the Property shall specifically provide that such Leases are subordinate to this Instrument; that the tenant attorns to GE CAPITAL, such attornment to be effective upon GE CAPITAL's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as GE CAPITAL may, from time to time, request; that the attornment of the tenant shall not be terminated by foreclosure; and that GE CAPITAL may, at GE CAPITAL's option, accept or reject such attornments. Borrower shall not, without GE CAPITAL's written consent, request or consent to the subordination of any Lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (a) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (b) immediately notify GE CAPITAL thereof in writing and of the amount of said set-offs, and (c) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such setoff and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction. Upon GE CAPITAL's receipt of notice of the occurrence of any default or violation by Borrower of any of its obligations under the Leases, GE CAPITAL shall have the immediate right, but not the duty or obligation, without prior written notice to Borrower or to any third party, to enter upon the Property and to take such actions as GE CAPITAL may deem necessary to cure any default or violation by Borrower under the Leases. The costs incurred by GE CAPITAL in taking any such actions pursuant to this Section 15 shall become part of the Indebtedness, shall
                       ----------
                  bear interest at the rate provided in the Note, and shall be payable by Borrower to GE CAPITAL on demand. GE CAPITAL shall have no liability to Borrower or to any third party for any actions taken by GE CAPITAL or not taken pursuant to this
                  Section 15.
                  ----------

                                    p.       REMEDIES CUMULATIVE. Each remedy
                                             -------------------
                  provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever.

                                    q.       TRANSFERS OF THE PROPERTY OR
                                             ----------------------------
                  BENEFICIAL INTERESTS IN BORROWER; ASSUMPTION. GE CAPITAL may,
                  --------------------------------------------
                  at its
                  option, declare all sums secured by this Instrument to be immediately due and payable, and GE CAPITAL may invoke any remedies permitted by Section 26 of this Instrument, if (a)
                                        ----------
                  title to the Property is changed without the prior written consent of GE CAPITAL, (b) if all or any portion of the Property is leased to any third party without the prior written consent of GE CAPITAL, (c) if any deed of trust, security agreement or other similar document or encumbrance is executed or granted by Borrower with respect to all or any portion of the Property, or (d) if a controlling interest in Borrower's voting stock is sold or transferred to any person or entity in either a single transaction or in one (1) or more related transactions. GE CAPITAL's consent to any transaction described in the immediately preceding sentence may be given or withheld in GE CAPITAL's sole discretion. GE CAPITAL shall have the right to condition its consent to any proposed sale or transfer of the Property which is described in subpart (a) above upon, among other things, GE CAPITAL's approval of the transferee's creditworthiness and management ability, and the transferee's execution, prior to the sale or transfer, of a written assumption agreement containing such terms as GE CAPITAL may require, including, if required by GE CAPITAL, the imposition of a transfer fee of one percent (1%) of the then outstanding balance of the Indebtedness. Consent by GE CAPITAL to one transfer of the Property shall not constitute consent to subsequent transfers or waiver of the provisions of this
                  Section 17. No transfer by Borrower shall relieve Borrower of
                  ----------
                  liability for payment of the Indebtedness.

                                    r.       NOTICE. Except for any notice
                                             ------
                  required under applicable law to be given in another manner, any and all notices, elections, demands, or requests permitted or required to be made under this Instrument or under the Note shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address stated above, or to such other party and at such other address within the United States of America as any party may designate in writing as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (a) the date of actual receipt, (b) three (3) days after the date of mailing by registered or certified mail, (c) one (1) day after the date of mailing by Express Mail or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (d) the date of personal delivery (or refusal upon presentation for delivery). GE CAPITAL shall endeavor to deliver a copy of any written notice given to Borrower pursuant to the Loan Documents to Borrower's counsel, Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, Massachusetts 02111, Attn: Joel M. Reck, but any failure by GE CAPITAL to deliver any such notice to Borrower's counsel shall neither invalidate any notice given to Borrower nor impose any liability on GE CAPITAL.

                                    s.       SUCCESSORS AND ASSIGNS BOUND; JOINT
                                             -----------------------------------
                  AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and
                  ---------------------------------------
                  agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, successors and assigns of GE CAPITAL and Borrower, subject to the provisions of Section 17 hereof. In exercising any rights hereunder or
                     ----------
                  taking any
                  actions provided for herein, GE CAPITAL may act through its employees, agents or independent contractors as authorized by GE CAPITAL. The captions and headings of the sections of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

                                    t.       WAIVER OF STATUTE OF LIMITATIONS.
                                             --------------------------------
                  Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

                                    u.       WAIVER OF MARSHALLING.
                                             ---------------------
                  Notwithstanding the existence of any other security interests in the Property held by GE CAPITAL or by any other party, GE CAPITAL shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. GE CAPITAL shall have the right to determine the order in which any or all portions of the Indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

                                    v.       HAZARDOUS WASTE. Borrower has
                                             ---------------
                  furnished to GE CAPITAL a Phase I Environmental Site Assessment dated November, 2001, prepared by CDM Dresser & McKee and an Environmental Questionnaire executed by Borrower and dated November 29, 2001 (collectively, the "Report"). Except as disclosed to GE CAPITAL in the Report, Borrower has received no notification of any kind suggesting that the Property or any adjacent property is or may be contaminated with any hazardous waste or materials or is or may be required to be cleaned up in accordance with any applicable law or regulation; and Borrower further represents and warrants that, except as previously disclosed to GE CAPITAL in writing, to the best of its knowledge as of the date hereof, after due and diligent inquiry, there are no hazardous waste or materials located in, on or under the Property or any adjacent property, or incorporated in any Improvements, nor has the Property or any adjacent property ever been used as a landfill or a waste disposal site, or a manufacturing, handling, storage, distribution or disposal facility for hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance or material defined in or designated as hazardous or toxic wastes, hazardous or toxic material, a hazardous, toxic or radioactive substance, or other similar term, by any federal, state or local statute, regulation or ordinance now or hereafter in effect. Borrower shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or materials in, on or under the Property or any adjacent property, or incorporated in any Improvements, at Borrower's expense. In the event that GE CAPITAL at any time has a reasonable belief that the

                  Property is not free of all hazardous waste or materials or that Borrower has violated any applicable environmental law with respect to the Property, then within thirty (30) days after GE CAPITAL delivers written notice to Borrower thereof, Borrower shall obtain and furnish to GE CAPITAL, at Borrower's sole cost and expense, an environmental audit and inspection of the Property from an expert satisfactory to GE CAPITAL. In the event that Borrower fails to immediately obtain such audit or inspection, GE CAPITAL or its agents may perform or obtain such audit or inspection at Borrower's sole cost and expense. GE CAPITAL may, but is not obligated to, enter upon the Property and take such actions and incur such costs and expenses to effect such compliance (if Borrower fails to comply with the obligations provided in this Section 22) as it
                                                               ----------
                  deems advisable to protect its interest in the Property; and whether or not Borrower has actual knowledge of the existence of hazardous waste or materials on the Property or any adjacent property as of the date hereof, Borrower shall reimburse GE CAPITAL as provided in Section 23 below for the
                                                      ----------
                  full amount of all costs and expenses incurred by GE CAPITAL prior to GE CAPITAL acquiring title to the Property through foreclosure or acceptance of a deed in lieu of foreclosure, in connection with such compliance activities. Neither this provision nor any of the other Loan Documents shall operate to put GE CAPITAL in the position of an owner of the Property prior to any acquisition of the Property by GE CAPITAL. The rights granted to GE CAPITAL herein and in the other Loan Documents are granted solely for the protection of GE CAPITAL's lien and security interest covering the Property and do not grant to GE CAPITAL the right to control Borrower's actions, decisions or policies regarding hazardous waste or materials.

                                    w.       ADVANCES, COSTS AND EXPENSES.
                                             ----------------------------
                  Borrower shall pay, within ten (10) days after written demand from GE CAPITAL, all sums advanced by GE CAPITAL and all costs and expenses incurred by GE CAPITAL in taking any actions pursuant to the Loan Documents, including reasonable attorneys' fees and disbursements, accountants' fees, appraisal and inspection fees, and the costs for title reports and guaranties, together with interest thereon at the rate applicable under the Note after an Event of Default from the date Borrower receives written notice from GE CAPITAL of such expenses incurred by GE CAPITAL. All such costs and expenses incurred by GE CAPITAL and advances made shall constitute advances under this Instrument to protect the Property and shall be secured by and have the same priority as the lien of this Instrument. If Borrower fails to pay any such advances, costs and/or expenses and interest thereon, GE CAPITAL may apply any undisbursed loan proceeds to pay the same and, without foreclosing the lien of this Instrument, may, at its option, commence an independent action against Borrower for the recovery of the costs, expenses and/or advances, with interest, together with costs of suit, costs of title reports and guaranty of title, disbursements of counsel and reasonable attorneys' fees incurred therein or in any appeal therefrom.

                                    x.       ASSIGNMENT OF LEASES AND RENTS.
                                             ------------------------------
                  Borrower, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to secure the Indebtedness, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto GE CAPITAL all right, title and interest of Borrower in, to and under the Leases, if any, of the Property, whether now in existence or hereafter entered into, and all guaranties, amendments, extensions and renewals of said Leases and any of them, and all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property.

                           Borrower represents, warrants, covenants and agrees
                  with GE CAPITAL as follows:

         a. The sole ownership of the entire lessor's interest in the Leases is vested in Borrower, and Borrower has not, and shall not, perform any acts or execute any other instruments which might prevent GE CAPITAL from fully exercising its rights with respect to the Leases under any of the terms, covenants and/or conditions of this Instrument.

         b. The Leases are and shall be valid and enforceable in accordance with their terms and have not been and shall not be altered, modified, amended, terminated, canceled, renewed or surrendered, except as approved in writing by GE CAPITAL. The terms and conditions of the Leases have not been and shall not be waived in any manner whatsoever, except as approved in writing by GE CAPITAL.

         c. Borrower shall not alter the term or the amount of rent payable under any Lease without prior written notice to GE CAPITAL and GE CAPITAL's prior written consent.

         d. To the best of Borrower's knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

         e. Borrower shall give prompt written notice to GE CAPITAL of any notice received by Borrower claiming that a default has occurred under any of the Leases on the part of Borrower, together with a complete copy of any such notice.

         f. Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the Leases.

         g. Borrower will not permit any Lease to become subordinate to any lien other than the lien of this Instrument.

         h. Borrower shall not permit or consent to the assignment by any tenant of its rights under its Lease without the prior written consent of GE CAPITAL. Without limitation of the foregoing, Borrower shall not permit or consent to the filing of any encumbrance against the tenant's interest under any Lease including, without limitation, any leasehold mortgage.

                           This assignment is absolute, is effective
                  immediately, and is irrevocable by Borrower so long as the Indebtedness remains outstanding. Notwithstanding the foregoing, until a Notice is sent to Borrower in writing that an Event of Default has occurred (which notice is hereafter called a "Notice"), Borrower may receive, collect and enjoy the rents, income and profits accruing from the Property.

                           Upon the occurrence of an Event of Default hereunder,
                  GE CAPITAL may, at its option, after service of a Notice, receive and collect all such rents, income and profits from the Property as they become due. GE CAPITAL shall thereafter continue to receive and collect all such rents, income and profits, as long as such default or defaults shall exist, and during the pendency of any foreclosure proceedings.

                           Borrower hereby irrevocably appoints GE CAPITAL its
                  true and lawful attorney with power of substitution and with full power for GE CAPITAL in its own name and capacity or in the name and capacity of Borrower, from and after service of a Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Borrower or otherwise, which GE CAPITAL may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits of and from the Property. Lessees of the Property are hereby expressly authorized and directed, following receipt of a Notice from GE CAPITAL, to pay any and all amounts due Borrower pursuant to the Leases to GE CAPITAL or such nominee as GE CAPITAL may designate in a writing delivered to and received by such lessees, and the lessees of the Property are expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made.

                           Upon the occurrence of any Event of Default, from and
                  after service of a Notice, GE CAPITAL is hereby vested with full power to use all measures, legal and equitable, deemed by it to be necessary or proper to enforce this Section 24 and to
                                                               ----------
                  collect the rents, income and profits assigned hereunder, including the right of GE CAPITAL or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Borrower relating thereto, and GE CAPITAL may exclude Borrower, its agents and servants, wholly therefrom. Borrower hereby grants full power and authority to GE CAPITAL to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Borrower to GE CAPITAL, including, but not limited, to the payment of taxes, special assessments, insurance premiums, damage claims, the reasonable costs of maintaining, repairing, rebuilding and restoring the Improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Instrument, and of principal and interest payments due from Borrower to GE CAPITAL on the Note and this Instrument, all in such order as GE CAPITAL may determine. GE CAPITAL shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Borrower in the Leases. It is further understood that the assignment set forth in this Section 24 shall not operate to
                                               ----------
                  place responsibility for the control, care, management or repair of the Property, or parts thereof, upon GE CAPITAL, nor shall it operate to make GE CAPITAL liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases, or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

                                    y.       DEFAULT. The following shall each
                                             -------
                  constitute an event of default ("Event of Default"):

                                             a.       Failure of Borrower to
                  make any payment of principal, interest, or any Prepayment Premium due under this Note when due, and such failure shall continue for a period of ten (10) days after written notice is given to Borrower by GE CAPITAL specifying such failure (provided that no notice shall be given of any failure by Borrower to pay all amounts which become due hereunder on the Maturity Date); or

                                             b.       Failure of Borrower within
                  the time required by this Instrument to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien (subject to Section 4 hereof), and such failure shall
                                       ---------
                  continue for a period of ten (10) days after written notice is given to Borrower by GE CAPITAL specifying such failure; or

                                             c.       The Property or any part
                  of or interest in the Property is transferred in any manner whatsoever without the prior written consent of GE CAPITAL; or

                                             d.       If any lease agreement
                  covering all or any portion of the Property is executed by Borrower without GE CAPITAL's prior written consent; or

                                             e.       Filing by Borrower of a
                  voluntary petition in bankruptcy or filing by Borrower of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking or consenting to by Borrower of the appointment of any trustee, receiver, custodian, conservator or liquidator for Borrower, any part of the Property, or any of the income or rents of the Property, or the making by

                  Borrower of any general assignment for the benefit of creditors, or the inability of or failure by Borrower to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of Borrower, or the imposition of a lien upon any of the Property which is not discharged in the manner permitted by Section 4 of this
                                                        ---------
                  Instrument, or the giving of notice by Borrower to any governmental body of insolvency or suspension of operations; or

                                             f.       Filing of a petition
                  against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of Borrower, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within ninety (90) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

                                             g.       The commencement of any
                  proceeding for the dissolution or termination of Borrower voluntarily, involuntarily, or by operation of law, if the same is not dismissed within ninety (90) days after the date on which it is commenced; or

                                             h.       Any warranty,
                  representation or statement furnished to GE CAPITAL by or on behalf of Borrower under the Note, this Instrument, any of the other Loan Documents or the Certificate and Indemnity Agreement Regarding Hazardous Substances, shall prove to have been false or misleading in any material respect; or

                                             i.       Failure of Borrower to
                  observe or perform any other obligation under this Instrument, any other Loan Document or the Certificate and Indemnity Regarding Hazardous Substances when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable notice and cure period, Borrower fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months GE CAPITAL has already sent a notice to Borrower concerning default in performance of the same obligation.

                           GE CAPITAL shall deliver written notice to Borrower
                  of the occurrence of any Event of Default pursuant to Section
                                                                        -------
                  25(h) above.
                  -----

                                    z.       RIGHTS AND REMEDIES ON DEFAULT.
                                             -------------------------------

                           Upon the occurrence of any Event of Default and at
                  any time thereafter, Trustee or GE CAPITAL may exercise any one or more of the following rights and remedies:

                                             a.       GE CAPITAL may declare the
                  entire Indebtedness, including the then unpaid principal balance on the Note, the accrued but unpaid interest thereon, court costs and attorneys' fees hereunder immediately due and payable, without notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Borrower), whereupon the same shall become immediately due and payable. Additionally, GE CAPITAL shall not be required to make any further advances on the Note or other Loan Documents upon the occurrence of an Event of Default or an event which, with the giving of notice or passing of time or both, would constitute an Event of Default.

                                             b.       GE CAPITAL may enter upon
                  the Property and take exclusive possession thereof and of all books, records and accounts relating thereto without notice and without being guilty of trespass, and hold, lease, manage, operate or otherwise use or permit the use of the Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as GE CAPITAL may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as GE CAPITAL shall deem necessary or desirable), and apply all rents and other amounts collected by GE CAPITAL in connection therewith in accordance with the provisions of subsection (h) of this Section 26. Borrower
                                                       ----------
                  hereby irrevocably appoints GE CAPITAL as the agent and attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if GE CAPITAL elects to do so, to
                  (i) endorse the name of Borrower on any checks or drafts representing proceeds of the insurance policies, or other checks or instruments payable to Borrower with respect to the Property, (ii) prosecute or defend any action or proceeding incident to the Property, and (iii) take any action with respect to the Property that GE CAPITAL may at any time and from time to time deem necessary or appropriate. GE CAPITAL shall have no obligation to undertake any of the foregoing actions, and if GE CAPITAL should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by GE CAPITAL.

                                             c.       (i)      GE CAPITAL may,
                  by and through Trustee, or otherwise, sell or offer for sale the Property in such portions, order and parcels as GE CAPITAL may determine, with or without having first taken possession of same, in accordance with the laws of the State of California.

                                             (ii)     GE CAPITAL, may, at its
                  option, accomplish all or any of the aforesaid in such manner as permitted or required by the laws of the State of California relating to the sale of real estate or by Chapter 9 of the Code relating to the sale of collateral after default by a debtor (as said section and chapter now exist or may be hereafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. Nothing contained in this paragraph shall be construed to limit in any way Trustee's right to sell the Property by private sale, if, and to the extent that such private sale is permitted under the laws of the state where the Property (or that portion thereof to be sold) is located or by public or private sale after entry of a judgment by any court of competent jurisdiction ordering same. At any such sale:

         a. whether made under the power of sale herein contained, the laws of the State of California, the Code, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Property (Borrower shall deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale;

         b. each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Borrower;

         c. each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder;

         d. any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed;

         e. the receipt by Trustee or of such other party or officer making the sale of the full amount of the purchase money shall be sufficient to discharge the purchaser or purchasers from any further obligation for the payment thereof, and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof;

         f. to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold, and such sale shall be a perpetual bar, both at law and in equity, against Borrower and against all other persons claiming or to claim the property sold or any part thereof by, through or under Borrower; and

         g. to the extent and under such circumstances as are permitted by law, GE CAPITAL may be a purchaser at any such sale.

                                    d.       After sale of the Property, or any
         portion thereof, Borrower will be divested of any and all interest and claim thereto, including any interest or claim to all insurance policies, bonds, loan commitments and other intangible property covered hereby. Additionally, Borrower will be considered a tenant at sufferance of the purchaser of the Property, and said purchaser shall be entitled to immediate possession thereof, and if Borrower shall fail to vacate the Property immediately, the purchaser may and shall have the right, without further notice to Borrower, to go into any justice court in any precinct or county in which the Property is located and file an action in forcible entry and detainer, which action shall lie against Borrower or its assigns or legal representatives, as a tenant at sufferance. This remedy is cumulative of any and all remedies the purchaser may have hereunder or otherwise.

                                    e.       (i)      Upon, or at any time
         after, commencement of foreclosure of the lien and security interest provided for herein or any legal proceedings hereunder, GE CAPITAL may make application to a court of competent jurisdiction, as a matter of strict right and without notice to Borrower or regard to the adequacy of the Property, for the repayment of the Indebtedness, for appointment of a receiver of the Property, and Borrower does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such rents in accordance with the provisions of subsection (h) of this Section 26.
                                                                  ----------

                                    (ii)     GE CAPITAL may exercise any and all
         other rights, remedies and recourses granted under the Loan Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

                                    f.       Trustee and GE CAPITAL shall have
         all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including specifically those granted by the Code in effect and applicable to the Property or any portion thereof) and the same (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower, any guarantor of the Indebtedness or others obligated under the Note, or against the Property, or against any one or more of them at the sole discretion of GE CAPITAL; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive.

                                    g.       To the fullest extent permitted by
         law, Borrower hereby irrevocably and unconditionally waives and releases (i) all benefits that might accrue to Borrower by any present or future laws exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (ii) all notices of any Event of Default (except as may be specifically provided for under the terms hereof), presentment, demand, notice of intent to accelerate, notice of acceleration and any other notice of GE CAPITAL's or Trustee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents; (iii) any right to appraisal or marshalling of assets or a sale in inverse order of alienation; (iv) the exemption of homestead; and (v) the administration of estates of decedents, or other matter to defeat, reduce or affect the right of GE CAPITAL under the terms of this Instrument to sell the Property for the collection of the Indebtedness secured hereby (without any prior or different resort for collection) or the right of GE CAPITAL, under the terms of this Instrument, to receive the payment of the Indebtedness out of the proceeds of sale of the Property in preference to every other person and claimant whatever (only reasonable expenses of such sale being first deducted). Borrower expressly waives and relinquishes any right or remedy which it may have or be able to assert by reason of any statute pertaining to the rights and remedies of sureties.

                                    h.       The proceeds of any sale of, and
         the rents, profits and other income generated by the holding, leasing, operating or other use of the Property, shall be applied by GE CAPITAL (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority: (i) first, to the payment of the costs and expenses of taking possession of the Property and of holding, using, leasing, maintaining, repairing, improving and selling the same, including, without limitation, (A) receiver's fees; (B) costs of advertisement; (C) attorneys' and accountants' fees; and (D) court costs, if any; (ii) second, to the payment of all amounts, other than the principal amount and accrued but unpaid interest on the Note which may be due to GE CAPITAL under the Loan Documents, including all Indebtedness, together with interest thereon as provided therein, in such order and manner as GE CAPITAL may determine; (iii) third, to the payment of the principal amount outstanding on the Note in such order and manner as GE CAPITAL may determine and all other Indebtedness; (iv) fourth, to the payment of all accrued but unpaid interest due on the Note in such order and manner as GE CAPITAL may determine; and (v) fifth, to Borrower. Borrower, any guarantor of the Indebtedness and any other party liable on the Indebtedness shall be liable for any deficiency remaining in the Indebtedness subsequent to any sale referenced in this subsection (h).

                                    i.       GE CAPITAL shall have the right to
         become the purchaser at any sale of the Property hereunder and shall have the right to be credited on the amount of its bid therefor all of the Indebtedness due and owing as of the date of such sale.

                                    j.       If GE CAPITAL shall accelerate the
         Indebtedness following the occurrence of an Event of Default, any payments received by GE CAPITAL following such acceleration, whether as the result of voluntary payments made by Borrower or as a result of the sale of the Property by Trustee, shall be deemed voluntary prepayments of the Note and accordingly, the prepayment fee required under the Note shall also be payable, subject to the terms of the Note.

                                    k.       The purchaser at any trustee's or
         foreclosure sale hereunder may disaffirm any easement granted, or rental, lease or other contract made in violation of any provisions of this Instrument and may take immediate possession of the Property free from, and despite the terms of, any such grant of easement, rental, lease or other contract.

                                    l.       Any forbearance by GE CAPITAL in
         exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by GE CAPITAL of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of GE CAPITAL's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by GE CAPITAL shall not be a waiver of GE CAPITAL's right to accelerate the maturity of the Indebtedness secured by this Instrument, nor shall GE CAPITAL's receipt of any awards, proceeds or damages under Sections 5 and 11 hereof operate to cure or waive Borrower's default in
         -----------------
         payment of sums secured by this Instrument.

                                    m.       Each remedy provided in this
         Instrument is distinct and cumulative of all other rights or remedies under this Instrument or provided by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

                                    n.       Notwithstanding the existence of
         any other security interests in the Property held by GE CAPITAL or by any other party, GE CAPITAL shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. GE CAPITAL shall have the right to determine the order in which any or all portions of the Indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

                           aa.      RECONVEYANCE. Upon payment of all sums
                                    ------------
         secured by this Instrument, GE CAPITAL shall request Trustee to reconvey the Property and shall surrender this Instrument and all notes evidencing the Indebtedness secured by this Instrument to Trustee. Trustee shall reconvey the Property without warranty to the person or persons legally entitled thereto. Such person or persons shall pay Trustee's reasonable costs incurred in so reconveying the Property. All charges and expenses relating to such reconveyance shall be paid by Borrower at Borrower's sole cost and expense.

                           bb.      SUBSTITUTE TRUSTEE. Trustee shall not be
                                    ------------------
         liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Trustee shall not be personally liable in case of entry by it or anyone acting by virtue of the powers herein granted it upon the Property for debts contracted or liability or damages incurred in the management or operation of the Property. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by it hereunder.

                  Trustee may resign by giving of notice of such resignation in writing to GE CAPITAL. If Trustee shall die, resign or become disqualified from acting, or shall fail or refuse to exercise its powers hereunder when requested by GE CAPITAL so to do, or if for any reason and without cause GE CAPITAL shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, GE CAPITAL shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Upon appointment by GE CAPITAL, any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the rights hereunder with the same effect as if originally named as Trustee herein.

                           cc.      USE OF PROPERTY. The Property is not
                                    ---------------
         currently used for agricultural, farming, timber or grazing purposes. Borrower warrants that this Instrument is and will at all times constitute a commercial trust deed, as defined under appropriate state law.

                           dd.      FUTURE ADVANCES. Upon request of Borrower,
                                    ---------------
         GE CAPITAL, at GE CAPITAL's option so long as this Instrument secures Indebtedness held by GE CAPITAL, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Instrument when evidenced by promissory notes stating that said notes are secured hereby.

                           ee.      IMPOSITION OF TAX BY STATE.
                                    ---------------------------

                                    a.       State Taxes Covered. The following
                                             -------------------
         constitute state taxes to which this Section 31 applies:
                                              ----------

                                             a.       A specific tax upon trust
         deeds or upon all or any part of the indebtedness secured by a trust deed.

                                             b.       A specific tax on a
         grantor which the taxpayer is authorized or required to deduct from payments on the indebtedness secured by a trust deed.

                                             c.       A tax on a trust deed
         chargeable against the beneficiary or the holder of the note secured.

                                             d.       A specific tax on all or
         any portion of the indebtedness or on payments of principal and interest made by a grantor.

                                    b.       Remedies. If any state tax to which
                                             --------
         this Section 31 applies is enacted subsequent to the date of this
              ----------
         Instrument, this shall have the same effect as an Event of Default, and GE CAPITAL may exercise any or all of the remedies available to it unless the following conditions are satisfied:

                                             a.       Borrower may lawfully pay
         the tax or charge imposed by state tax, and

                                             b.       Borrower pays the tax or
         charge within thirty (30) days after notice from GE CAPITAL that the tax law has been enacted.

                  In the event Borrower prepays the Indebtedness as a result of the imposition of any state tax pursuant to this Section 31, the
                                                          ----------
         prepayment premium provided under the Note shall not be payable in connection with such prepayment.

                           ff.      ATTORNEYS' FEES. In the event suit or action
                                    ---------------
         is instituted to enforce or interpret any of the terms of this Instrument (including, without limitation, efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including but not limited to the costs of searching records, obtaining title reports, surveyor reports, title insurance, trustee fees, and other attorneys' fees, incurred by GE CAPITAL that are necessary at any time in GE CAPITAL's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of written notice by GE CAPITAL to Borrower of such expenditure until repaid at the interest rate as provided in the Note. The term "attorneys' fees" as used in the Loan Documents shall be deemed to mean such fees as are reasonable and are actually incurred.

                           gg.      GOVERNING LAW; SEVERABILITY. THIS INSTRUMENT
                                    ---------------------------
         SHALL BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN (EXCLUDING CHOICE-OF-LAW PRINCIPLES). In the event that any provision or clause of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Instrument and the Note are declared to be severable.

                           hh.      WAIVER OF JURY TRIAL. BORROWER HEREBY
                                    --------------------
         KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS THAT BORROWER MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR THE LAWS OF THE STATE OF CALIFORNIA TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT, THE LOAN DOCUMENTS OR ANY TRANSACTIONS CONTEMPLATED THEREBY OR RELATED THERETO INCLUDING SPECIFICALLY, WITHOUT LIMITATION, INCLUDING ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY AND ALL DEFENSES, RIGHTS, CLAIMS AND/OR COUNTERCLAIMS IN ANY SUCH ACTION OR PROCEEDING.

                           ii.      TIME OF ESSENCE. Time is of the essence to
                                    ---------------
         this Instrument.

                           jj.      CHANGES IN WRITING. This Instrument and any
                                    ------------------
         of its terms may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Borrower or GE CAPITAL relating to this Instrument shall be superior to the rights of the holder of any intervening lien or encumbrance.

                           kk.      NO OFFSET. Borrower's obligation to make
                                    ---------
         payments and perform all obligations, covenants and warranties under this Instrument and under the Note shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Borrower or any guarantor may have or claim against GE CAPITAL or any entity participating in making the loan secured hereby. The foregoing provisions of this Section 37,
                                                                   ----------
         however, do not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against GE CAPITAL or any other person, or preclude Borrower from maintaining a separate action thereon; provided, however, that Borrower waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by GE CAPITAL.

                           ll.      USURY. All agreements in this Deed of Trust,
                                    -----
         the Note and in the other documents executed or delivered in connection herewith are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the Indebtedness, or otherwise, shall the amount paid or agreed to be paid hereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws, if any. If, from any circumstance whatsoever, fulfillment of any provision of this Deed of Trust, the Note or any of the other documents executed or delivered in connection herewith, at the time performance of such provision shall be due, shall be prohibited by law, the obligation to be fulfilled shall be reduced to the maximum not so prohibited and if, from any circumstance whatsoever, GE CAPITAL shall ever receive as interest under the Note, this Deed of Trust or any of the documents executed or delivered in connection herewith an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be credited against the principal amount of the Indebtedness to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to Borrower.

                           mm.      SUBSTITUTION OF COLLATERAL. Borrower shall
                                    --------------------------
         have the one-time right, subject to GE CAPITAL's prior written approval, which approval shall not be unreasonably withheld, to obtain a release of the lien of this Deed of Trust from either (a) the Property and one(1) of the properties encumbered by the Other Deeds of Trust or (b)one (1) or more of such tracts which together comprise twenty-five percent (25%) of the then-current fair market value of all of the real property which is encumbered by this Deed of Trust and the Other Deeds of Trust, provided that concurrently with such release, Borrower must grant to GE CAPITAL first and prior liens covering other real property owned by Borrower and which is acceptable to GE CAPITAL in its sole but reasonable discretion (such other real property being called the "Substitute Assets"). The Substitute Assets must be acceptable to GE CAPITAL in its sole but reasonable discretion, and in the event of a substitution as described in subpart (b) of the immediately preceding sentence, GE CAPITAL must receive an appraisal covering the Substitute Assets acceptable to GE CAPITAL in it's sole, but reasonable discretion. Borrower shall deliver to GE CAPITAL all due diligence materials with respect to the Substitute Assets which Borrower delivered to GE CAPITAL in connection with the Property including, without limitation, environmental site assessments covering each of the Substitute Assets. Borrower shall execute any and all documents required by GE CAPITAL to evidence the transaction described herein and shall pay all costs and expenses of GE CAPITAL in connection therewith including, without limitation, reasonable attorneys' fees, title charges, survey costs and recording fees.

                           nn.      TAX CONTEST. Borrower shall have the right
                                    -----------
         to contest at its sole cost and expense, after prior written notice to GE CAPITAL, by appropriate legal proceedings conducted in good faith and with diligence, the amount or validity of any ad valorem taxes assessed against the Property, so long as such proceedings operate to prevent to collection or other realization of such taxes from the sale or forfeiture of the Property or any part thereof. In addition, at any time GE CAPITAL determines that the payment of any such taxes being contested by Borrower shall become necessary to prevent either the sale or forfeiture of the Property or any part thereof to satisfy such taxes, then Borrower shall immediately pay the amount of the taxes to the applicable governmental authority.

                           oo.      FURTHER ASSURANCES. Borrower hereby agrees
                                    ------------------
         from time to time upon the request of GE CAPITAL to execute and deliver such additional documents and/or modifications to this Instrument as GE CAPITAL may request in connection with any sale or assignment by GE CAPITAL of interests in the Loan; provided, however, that no such additional or modified documents shall (a) change any of the economic terms of the Loan Documents or (b) require Borrower to pledge any additional collateral as security for the replacement of the Indebtedness.

                           IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS
                  AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS INSTRUMENT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS INSTRUMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

                  IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                                       BORROWER:

                                       TERADYNE, INC.,
                                       a Massachusetts corporation



                                       By:    /s/ Stuart M. Osattin
                                          --------------------------------------
                                       Print: Stuart M. Osattin
                                             -----------------------------------
                                       Its:   Vice President and Treasurer
                                           -------------------------------------

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk County                                                 December 14, 2001


         Then, before me personally appeared Stuart M. Osattin, to me personally known, who, being duly sworn, did depose and say that he is the Vice President and Treasurer of Teradyne, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Teradyne, Inc.


                                       /s/ Unknown
                                       -----------------------------------------
                                       Notary Public
                                       My Commission expires: 10/20/06

                                    EXHIBIT A
                                    ---------

                             DESCRIPTION OF PROPERTY
                             -----------------------


                              See Attached Schedule

                                    EXHIBIT B
                                    ---------

                              PERMITTED EXCEPTIONS
                              --------------------


                              See Attached Schedule

        Schedule Pursuant to Instruction 2 to Rule 601 of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934


         Teradyne, Inc. entered into five of the foregoing Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing agreements. The agreements are substantially identical but for the Exhibits A and B attached thereto. Such Exhibits A and B are attached to and follow this schedule.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


THE LAND REFERRED TO IN THIS COMMITMENT IS IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

LOT 3, OF TRACT NO. 43597, IN THE CITY OF AGOURA HILLS, AS PER MAP RECORDED IN BOOK 1078 PAGES 72 TO 80 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION THEREOF AN UNDIVIDED ONE-HALF OF ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND TO THAT PORTION OF SAID LAND LYING BELOW THE DEPTH OF 500 FEET FROM THE SURFACE, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM MAX H. GOLDSMITH AND SHIRLEY H. GOLDSMITH, HUSBAND AND WIFE AS JOINT TENANTS, IN DEED RECORDED AS INSTRUMENT NO. 1450 ON DECEMBER 29, 1960 IN BOOK D1076 PAGE 565 OF OFFICIAL RECORDS.

ALSO EXCEPTING TO THE COUNTY OF LOS ANGELES ALL OIL, GAS HYDROCARBONS, OR OTHER MINERALS IN AND UNDER THE ABOVE DESCRIBED PARCEL OF LAND WITHOUT THE RIGHT OF SURFACE ENTRY FOR DEVELOPMENT THEREOF.

                                   EXHIBIT "B"
                                   -----------

                              Permitted Exceptions


1. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
         FOR:              CONDUITS, PIPE LINES, VAULTS, MANHOLES, LATERALS AND
                           METERS.
         AFFECTS:          A 4 FOOT STRIP OF LAND IN THE NORTHERLY PORTION OF
                           SAID LAND.
         RECORDED:         DECEMBER 20, 1963 AS INSTRUMENT NO. 4348, IN BOOK
                           D2297, PAGE 290 AND DECEMBER 20, 1963 AS INSTRUMENT
                           NO. 4349, IN BOOK D2297, PAGE 293, BOTH OF OFFICIAL
                           RECORDS.

2. THE FACT THAT THE OWNERSHIP OF SAID LAND DOES NOT INCLUDE ANY RIGHT OF INGRESS AND EGRESS TO OR FROM THE FREEWAY ADJACENT SAID LAND, SAID RIGHTS HAVING BEEN RELINQUISHED BY DEED FROM EDWARD TORRES, A SINGLE MAN, CARL COHEN AND FRANCES RAE COHEN, HUSBAND AND WIFE, GEORGE ROSENBERG AND META ROSENBERG, HUSBAND AND WIFE TO THE STATE OF CALIFORNIA, RECORDED SEPTEMBER 18, 1964 AS INSTRUMENT NO. 1531 AND BY DEED FROM FIRST WESTERN BANK AND TRUST COMPANY, A CALIFORNIA CORPORATION TRUSTEE UNDER TRUST NO. 6495-85268, RECORDED MARCH 12, 1974 AS INSTRUMENT NO. 2348.

3. EASEMENTS AND RIGHTS AS SET FORTH IN SECTION 959.1 OF THE STREETS AND HIGHWAYS CODE OF THE STATE OF CALIFORNIA, AS RESERVED AND EXCEPTED BY THE COUNTY OF LOS ANGELES PURSUANT TO VACATION ROADSIDE DRIVE NO. R-53090-68-7, RECORDED SEPTEMBER 20, 1974 AS INSTRUMENT NO. 4431.

4. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
         FOR:              PUBLIC UTILITY PURPOSES.
         AFFECTS:          A 4 FOOT STRIP OF LAND SHOWN AND DELINEATED ON SAID
                           MAP.
         RECORDED:         JANUARY 27, 1964 IN BOOK D 2337 PAGE 304, OF OFFICIAL
                           RECORDS, AS INSTRUMENT NO. 4665.

5.       PROVISIONS OF THE DEDICATION STATEMENT ON THE MAP OF
         TRACT:            43597.
         WHICH RECITE:     WHILE ALL OF AGOURA ROAD AND REYES ADOBE ROAD WITHIN
                           OR ADJACENT TO THIS SUBDIVISION REMAINS A PUBLIC
                           STREET, WE HEREBY ABANDON ALL RIGHTS, EXCEPT FOR 9
                           DRIVEWAY OPENINGS FOR LOTS

                           1 THROUGH 7, DIRECT VEHICULAR INGRESS AND EGRESS TO SAID STREETS.

6. AN EASEMENT FOR PURPOSES HEREIN STATED, AS SHOWN ON OR DEDICATED BY THE MAP AND AS SHOWN ON SURVEY, JOB NO. 21-223, PREPARED BY DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         OF:               TRACT 43597.
         FOR:              DRIVEWAY AND FIRE LANE.
         AFFECTS:          A 30 FOOT STRIP ON THE LOT LINE BETWEEN LOTS 3 AND 4,
                           AND A 50 FOOT STRIP BETWEEN LOTS 3 AND 2

         FOR:              STORM DRAIN
         AFFECTS:          A 10 FOOT STRIP OF LAND IN LOT 3, AND A 10 FOOT STRIP
                           OF LAND AND A 16 FOOT STRIP OF LAND

         FOR:              SANITARY SEWER
         AFFECTS:          A 10 FOOT STRIP OF LAND WITHIN LOT 3.

7. THE TERMS AND PROVISIONS SET OUT IN THAT CERTAIN DOCUMENT ENTITLED "AGREEMENT", RECORDED MAY 29,1986 AS INSTRUMENT NO. 86-666139 AND AS SHOWN ON SURVEY, JOB NO. 21-223, PREPARED BY DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.

8. THE TERMS AND PROVISIONS SET OUT IN THAT CERTAIN DOCUMENT ENTITLED "AGREEMENT", RECORDED AUGUST 13,1986 AS INSTRUMENT NO. 86-1042685.

         THIS AGREEMENT SHALL RUN WITH THE LAND AND SHALL BE BINDING UPON THE UNDERSIGNED AND ITS HEIRS, SUCCESSORS AND ASSIGNS.

         THIS AGREEMENT SHALL NOT BE AMENDED OR TERMINATED EXCEPT UPON THE EXPRESS WRITTEN AGREEMENT OF THE UNDERSIGNED AND THE CITY OF AGOURA HILLS.

9. THE TERMS AND PROVISIONS SET OUT IN THAT CERTAIN DOCUMENT ENTITLED "AGREEMENT", RECORDED AUGUST 13,1986 AS INSTRUMENT NO. 86-1042686.

         THIS AGREEMENT SHALL RUN WITH THE LAND AND SHALL BE BINDING UPON THE UNDERSIGNED AND ITS HEIRS, SUCCESSORS AND ASSIGNS.

         THIS AGREEMENT SHALL NOT BE AMENDED OR TERMINATED EXCEPT UPON THE EXPRESS WRITTEN AGREEMENT OF THE UNDERSIGNED AND THE CITY OF AGOURA HILLS.

10. THE TERMS AND PROVISIONS SET OUT IN THAT CERTAIN DOCUMENT ENTITLED "AGREEMENT", RECORDED OCTOBER 9, 1986 AS INSTRUMENT NO. 86-1364924.

11. COVENANTS, CONDITIONS AND RESTRICTIONS BUT DELETING ANY COVENANT, CONDITION, OR RESTRICTION INDICATING A PREFERENCE, LIMITATION OR DISCRIMINATION BASED ON RACE, COLOR, RELIGION, SEX, MARITAL STATUS, ANCESTRY, DISABILITY, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN, TO THE EXTENT SUCH COVENANTS, CONDITIONS OR RESTRICTIONS VIOLATE 42 U.S.C. ss. 3604(c) OR CALIFORNIA GOVERNMENT CODE ss. 12955. LAWFUL RESTRICTIONS UNDER STATE AND FEDERAL LAW ON THE AGE OF OCCUPANTS IN SENIOR HOUSING OR HOUSING FOR OLDER PERSONS SHALL NOT BE CONSTRUED AS RESTRICTIONS BASED ON FAMILIAL STATUS AS PROVIDED IN A DOCUMENT,
         RECORDED:         NOVEMBER 26, 1986 AS INSTRUMENT NO. 86-1642957.

         SAID COVENANTS, CONDITIONS AND RESTRICTIONS WERE MODIFIED BY A
         DOCUMENT,
         RECORDED:         FEBRUARY 12, 1987 AS INSTRUMENT NO. 87-210391.

         AMONG OTHER THINGS, SAID DOCUMENT PROVIDES:
         EASEMENTS.

12. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AND AS SHOWN ON SURVEY, JOB NO. 21-223, PREPARED BY DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              WATERLINES.
         AFFECTS:          REFERENCE IS MADE TO SAID DOCUMENT FOR FULL
                           PARTICULARS.
         RECORDED:         DECEMBER 5, 1986 AS INSTRUMENT NO. 86-1686664.

13. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AND AS SHOWN ON SURVEY, JOB NO. 21-223, PREPARED BY DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              PUBLIC UTILITIES.
         AFFECTS:          AS DESCRIBED IN SAID DOCUMENT
         RECORDED:         MARCH 12, 1987 AS INSTRUMENT NO. 87-372455.

14. THE TERMS AND PROVISIONS SET OUT IN THAT CERTAIN DOCUMENT ENTITLED "DEDICATION OF PROPERTY TO LAS VIRGENES MUNICIPAL WATER DISTRICT FOR PUBLIC USE", RECORDED APRIL 2, 1987 AS INSTRUMENT NO. 87-507897.

15. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT

         FOR:              PUBLIC USE.
         AFFECTS:          SAID TRACT.
         RECORDED:         APRIL 2, 1987 AS INSTRUMENT NO. 87-507897.

16. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AS SHOWN ON SURVEY, JOB NO. 21-223, PREPARED BY DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              VEHICULAR AND PEDESTRIAN ACCESS.
         AFFECTS:          LOTS 3 AND 4
         RECORDED:         MAY 22, 1987 AS INSTRUMENT NO. 87-813532.

17. COVENANTS, CONDITIONS AND RESTRICTIONS AS SET FORTH IN THE DOCUMENT ABOVE MENTIONED BUT DELETING ANY COVENANT, CONDITION, OR RESTRICTION INDICATING A PREFERENCE, LIMITATION OR DISCRIMINATION BASED ON RACE, COLOR, RELIGION, SEX, MARITAL STATUS, ANCESTRY, DISABILITY, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN, TO THE EXTENT SUCH COVENANTS, CONDITIONS OR RESTRICTIONS VIOLATE 42 U.S.C. ss. 3604(c) OR CALIFORNIA GOVERNMENT CODE ss. 12955. LAWFUL RESTRICTIONS UNDER STATE AND FEDERAL LAW ON THE AGE OF OCCUPANTS IN SENIOR HOUSING OR HOUSING FOR OLDER PERSONS SHALL NOT BE CONSTRUED AS RESTRICTIONS BASED ON FAMILIAL STATUS.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


THE LAND REFERRED TO IN THIS COMMITMENT IS IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

LOT 2, OF TRACT NO. 43597, IN THE CITY OF AGOURA HILLS, AS PER MAP RECORDED IN BOOK 1078 PAGES 72 TO 80 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION THEREOF AN UNDIVIDED ONE-HALF OF ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND TO THAT PORTION OF SAID LAND LYING BELOW THE DEPTH OF 500 FEET FROM THE SURFACE, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM MAX H. GOLDSMITH AND SHIRLEY H. GOLDSMITH, HUSBAND AND WIFE AS JOINT TENANTS, IN DEED RECORDED AS INSTRUMENT NO. 1450 ON DECEMBER 29,1960 IN BOOK D1076 PAGE 565 OF OFFICIAL RECORDS.

ALSO EXCEPTING TO THE COUNTY OF LOS ANGELES ALL OIL, GAS, HYDROCARBONS, OR OTHER MINERALS IN AND UNDER THE ABOVE DESCRIBED PARCEL OF LAND WITHOUT THE RIGHT OF SURFACE ENTRY FOR DEVELOPMENT THEREOF.

                                   EXHIBIT "B"
                                   -----------

                              Permitted Exceptions


1. A WAIVER OF ANY CLAIMS FOR ANY AND ALL DAMAGES TO SAID LAND BY REASON OF LOCATION, CONSTRUCTION, LANDSCAPING OR MAINTENANCE OF THE FREEWAY LYING NORTHERLY OF SAID LAND, AS PROVIDED IN THE DEED TO STATE OF CALIFORNIA, RECORDED JULY 27, 1950, AS INSTRUMENT NO. 2809, IN BOOK 33808, PAGE 268, OF OFFICIAL RECORDS.

2. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
         FOR:              CONDUITS, PIPE LINES, VAULTS, MANHOLES, LATERALS AND
                           METERS.
         AFFECTS:          A 4 FOOT STRIP OF LAND IN THE NORTHERLY PORTION OF
                           SAID LAND.
         RECORDED:         DECEMBER 20, 1963 AS INSTRUMENT NO. 4348, IN BOOK
                           D2297, PAGE 290 AND DECEMBER 20, 1963 AS INSTRUMENT
                           NO. 4349, IN BOOK D2297, PAGE 293, BOTH OF OFFICIAL
                           RECORDS.

3. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AND SHOWN ON THE SURVEY, JOB NO. 21-222, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              STORM DRAINS.
         AFFECTS:          A 20 FOOT BY 15 FOOT STRIP WITHIN LOT 2 AS THEREIN
                           DESCRIBED.
         RECORDED:         JANUARY 16, 1973 AS INSTRUMENT NO. 3474.

4. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
         FOR:              STORM DRAIN.
         AFFECTS:          A 20 FOOT BY 25 FOOT STRIP OF LAND WITHIN LOT 2 AS
                           THEREIN DESCRIBED.
         RECORDED:         JANUARY 16, 1973 AS INSTRUMENT NO. 3475 AND 3476.

5. THE FACT THAT THE OWNERSHIP OF SAID LAND DOES NOT INCLUDE ANY RIGHTS OF ACCESS, SAID RIGHTS HAVING BEEN RELINQUISHED, CONDEMNED OR RESERVED IN A DOCUMENT
         RECORDED:         SEPTEMBER 18, 1964 AS INSTRUMENT NO. 1531 AND MARCH
                           12, 1974 AS INSTRUMENT NO. 2348.
         FROM:             EDWARD TORRES, A SINGLE MAN, CARL COHEN AND FRANCES
                           RAE COHEN, HUSBAND AND WIFE, GEORGE ROSENBERG AND
                           META ROSENBERG, HUSBAND AND WIFE AND FROM FIRST
                           WESTERN BANK AND TRUST

                           COMPANY, A CALIFORNIA CORPORATION TRUSTEE UNDER TRUST NO. 6495-85268.

6. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AND SHOWN ON THE SURVEY, JOB NO. 21-222, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              PUBLIC UTILITIES.
         AFFECTS:          A PORTION OF LOT 2 AS THEREIN DESCRIBED.
         RECORDED:         OCTOBER 11, 1979 AS INSTRUMENT NO. 79-1137891.

7. A MEMORANDUM OF AGREEMENT AND GRANT OF EASEMENT, DATED DECEMBER 17, 1980, EXECUTED BY AND BETWEEN CURREY-RIACH COMPANY, AND TIFFANY DEVELOPMENT COMPANY, A CALIFORNIA CORPORATION, AND RECORDED JANUARY 16, 1981 AS INSTRUMENT NO. 81-54573 AND SHOWN ON THE SURVEY, JOB NO. 21-222, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              SEWER LINES
         AFFECTS:          A 10 FOOT STRIP OF LAND AS SHOWN AND DELINEATED ON
                           SAID MAP

8. EASEMENTS AND RIGHTS AS SET FORTH IN SECTION 959.1 OF THE STREETS AND HIGHWAYS CODE OF THE STATE OF CALIFORNIA, AS RESERVED AND EXCEPTED BY THE COUNTY OF LOS ANGELES PURSUANT TO VACATION ROADSIDE DRIVE NO. R-53090-68-7, RECORDED SEPTEMBER 20, 1974 AS INSTRUMENT NO. 4431.

9. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
         FOR:              PUBLIC UTILITY PURPOSES.
         AFFECTS:          A 4 FOOT STRIP OF LAND SHOWN AND DELINEATED ON SAID
                           MAP.
         RECORDED:         JANUARY 27, 1964 IN BOOK D-2337 PAGE 304, OF OFFICIAL
                           RECORDS, AS INSTRUMENT NO. 4665.

10. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AND SHOWN ON THE SURVEY, JOB NO. 21-222, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              UNDERGROUND CONDUITS AND WIRES.
         AFFECTS:          A 20 FOOT STRIP OF LAND AS SHOWN AND DELINEATED ON
                           THE MAP OF SAID TRACT.
         RECORDED:         FEBRUARY 20, 1986 AS INSTRUMENT NO. 86-223618, AND
                           RE-RECORDED MARCH 21, 1986 AS INSTRUMENT NO.
                           86-355248.

11.      PROVISIONS OF THE DEDICATION STATEMENT ON THE MAP OF

         TRACT:            43597.
         WHICH RECITE:     WHILE ALL OF AGOURA ROAD AND REYES ADOVE ROAD WITHIN
                           OR ADJACENT TO THIS SUBDIVISION REMAINS A PUBLIC
                           STREET, WE HEREBY ABANDON ALL RIGHTS, EXCEPT FOR 9
                           DRIVEWAY OPENINGS FOR LOTS 1 THROUGH 7, DIRECT
                           VEHICULAR INGRESS AND EGRESS TO SAID STREETS.

12. AN EASEMENT FOR PURPOSES HEREIN STATED, AS SHOWN ON OR DEDICATED BY THE MAP AND SHOWN ON THE SURVEY, JOB NO. 21-222, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         OF:               TRACT 43597.
         FOR:              DRIVEWAY AND FIRE LANE.
         AFFECTS:          A 50 FOOT STRIP OF LAND IN LOT 2.

         FOR:              A VARIABLE WIDTH EASEMENT FOR STORM DRAIN TO THE CITY
                           OF AGOURA HILLS
         AFFECTS:          ALONG THE NORTHERLY LINE OF LOT 2

         FOR:              STORM DRAIN
         AFFECTS:          A 10 FOOT STRIP OF LAND AND A 14 FOOT STRIP OF LAND
                           IN LOT 1

         FOR:              SANITARY SEWER
         AFFECTS:          A 10 FOOT STRIP OF LAND WITHIN LOT 2

13. AN AGREEMENT DATED DECEMBER 12, 1985 BY AND BETWEEN KATELL/AHMANSON PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP AND PACIFIC BELL, A CALIFORNIA CORPORATION, SUBJECT TO THE TERMS, COVENANTS, CONDITIONS AND PROVISIONS CONTAINING THEREIN RECORDED MAY 29, 1986 AS INSTRUMENT NO. 86-666139 AND SHOWN ON THE SURVEY, JOB NO. 21-222, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.

14. AN ASSESSMENT DISTRICT PARTICIPATION AGREEMENT DATED AUGUST 6, 1986, EXECUTED BY KATELL/AHMANSON PARTNERSHIP, RECORDED AUGUST 13, 1986 AS INSTRUMENT NO. 86-1042685, SAID AGREEMENT IS IN FAVOR OF THE CITY OF AGOURA HILLS AND PERTAINS TO THE RELOCATION OF ELECTRIC OR COMMUNICATIONS FACILITIES, SAID AGREEMENT ALSO STATES IN PART:

         THIS AGREEMENT SHALL RUN WITH THE LAND AND SHALL BE BINDING UPON THE UNDERSIGNED AND ITS HEIRS, SUCCESSORS AND ASSIGNS.

         THIS AGREEMENT SHALL NOT BE AMENDED OR TERMINATED EXCEPT UPON THE EXPRESS WRITTEN AGREEMENT OF THE UNDERSIGNED AND THE CITY OF AGOURA HILLS.

15. AN ASSESSMENT-DISTRICT PARTICIPATION AGREEMENT DATED AUGUST 6, 1986, EXECUTED BY KATELL/AHMANSON PARTNERSHIP, RECORDED AUGUST 13, 1986 AS INSTRUMENT NO. 86-1042686. SAID AGREEMENT IS IN FAVOR OF THE CITY OF AGOURA HILLS AND PERTAINS TO THE INSTALLATION AND CONSTRUCTION OF IMPROVEMENTS AND APPURTENANT WORK RELATED TO THE VENTURA FREEWAY REYES ADOBE ROAD INTERCHANGE.

         SAID AGREEMENT ALSO STATES IN PART:

         THIS AGREEMENT SHALL RUN WITH THE LAND AND SHALL BE BINDING UPON THE UNDERSIGNED AND ITS HEIRS, SUCCESSORS AND ASSIGNS.

         THIS AGREEMENT SHALL NOT BE AMENDED OR TERMINATED EXCEPT UPON THE EXPRESS WRITTEN AGREEMENT OF THE UNDERSIGNED AND THE CITY OF AGOURA HILLS.

16. AN UNRECORDED EXCHANGE AGREEMENT DATED OCTOBER 2, 1986 EXECUTED BY TERADYNE, INC., A MASSACHUSETTS CORPORATION AND KATELL/AHMANSON PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP DISCLOSED BY A MEMORANDUM OF EXCHANGE AGREEMENT RECORDED OCTOBER 9, 1986 AS INSTRUMENT NO. 86-1364924, SUBJECT TO THE TERMS, COVENANTS AND PROVISIONS CONTAINED IN SAID AGREEMENT AND SAID MEMORANDUM.

17. COVENANTS, CONDITIONS AND RESTRICTIONS BUT DELETING ANY COVENANT, CONDITION, OR RESTRICTION INDICATING A PREFERENCE, LIMITATION OR DISCRIMINATION BASED ON RACE, COLOR, RELIGION, SEX, MARITAL STATUS, ANCESTRY, DISABILITY, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN, TO THE EXTENT SUCH COVENANTS, CONDITIONS OR RESTRICTIONS VIOLATE 42 U.S.C. ss. 3604(c) OR CALIFORNIA GOVERNMENT CODE ss. 12955. LAWFUL RESTRICTIONS UNDER STATE AND FEDERAL LAW ON THE AGE OF OCCUPANTS IN SENIOR HOUSING OR HOUSING FOR OLDER PERSONS SHALL NOT BE CONSTRUED AS RESTRICTIONS BASED ON FAMILIAL STATUS AS PROVIDED IN A DOCUMENT,
         RECORDED:         NOVEMBER 26, 1986 AS INSTRUMENT NO. 86-1642957.

         SAID COVENANTS, CONDITIONS AND RESTRICTIONS PROVIDE THAT A VIOLATION THEREOF SHALL NOT DEFEAT NOR RENDER INVALID THE LIEN OF ANY MORTGAGE OR DEED OF TRUST MADE IN GOOD FAITH AND FOR VALUE.

         AMONG OTHER THINGS, SAID DOCUMENT PROVIDES:

         EASEMENTS.

         SAID COVENANTS, CONDITIONS AND RESTRICTIONS WERE MODIFIED BY A
         DOCUMENT,
         RECORDED:         FEBRUARY 12, 1987 AS INSTRUMENT NO. 210391.

18. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
         FOR:              WATER LINES.
         AFFECTS:          REFERENCE IS MADE TO SAID DOCUMENT FOR FULL
                           PARTICULARS.
         RECORDED:         DECEMBER 5, 1986 AS INSTRUMENT NO. 86-1686664.

19. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
         FOR:              PUBLIC UTILITIES.
         AFFECTS:          EIGHT (8) STRIPS OF LAND LYING WITHIN LOTS 1, 2, 3,
                           AND 4 OF TRACT NO. 43597, AS PER MAP RECORDED IN BOOK
                           1078, PAGES 72 THROUGH 80 INCLUSIVE OF MISCELLANEOUS
                           RECORDS (MAPS) IN THE OFFICE OF THE COUNTY RECORDER
                           OF SAID COUNTY OF LOS ANGELES, STATE OF CALIFORNIA,
                           DESCRIBED THEREIN.
         RECORDED:         MARCH 12, 1987 AS INSTRUMENT NO. 87-372455.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


THE LAND REFERRED TO IN THIS COMMITMENT IS IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

LOT 1 OF TRACT 43597, IN THE CITY OF AGOURA HILLS, AS PER MAP RECORDED IN BOOK 1078 PAGE 72 TO 80 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION THEREOF AN UNDIVIDED ONE-HALF OF ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND TO THAT PORTION OF SAID LAND LYING BELOW THE DEPTH OF 500 FEET FROM THE SURFACE, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM MAX H. GOLDSMITH AND SHIRLEY H. GOLDSMITH, HUSBAND AND WIFE AS JOINT TENANTS, IN DEED RECORDED AS INSTRUMENT NO. 1450 ON DECEMBER 29,1960 IN BOOK D1076 PAGE 565 OF OFFICIAL RECORDS.

ALSO EXCEPT TO THE COUNTY OF LOS ANGELES ALL OIL, GAS, HYDROCARBONS, OR OTHER MINERALS IN AND UNDER THE ABOVE DESCRIBED PARCEL OF LAND WITHOUT THE RIGHT OF SURFACE ENTRY FOR DEVELOPMENT THEREOF.

                                   EXHIBIT "B"
                                   -----------

                              Permitted Exceptions


1. A WAIVER OF ANY CLAIMS FOR ANY AND ALL DAMAGES TO SAID LAND BY REASON OF LOCATION, CONSTRUCTION, LANDSCAPING OR MAINTENANCE OF THE FREEWAY LYING NORTHERLY OF SAID LAND, AS PROVIDED IN THE DEED TO STATE OF CALIFORNIA, RECORDED JULY 27,1950 AS INSTRUMENT NO. 2809, IN BOOK 33808, PAGE 268, OFFICIAL RECORDS.

2. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT
         FOR:              CONDUITS, PIPE LINES, VAULTS, MANHOLES, LATERALS AND
                           METERS.
         AFFECTS:          A 4 FOOT STRIP OF LAND IN THE NORTHERLY PORTION OF
                           SAID LAND.
         RECORDED:         DECEMBER 20,1963 AS INSTRUMENT NO. 4348, IN BOOK
                           D2297 PAGE 290 AND DECEMBER 20, 1963 AS INSTRUMENT
                           NO. 4349, IN BOOK D2297 PAGE 293, BOTH OF OFFICIAL
                           RECORDS.

3. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AND SHOWN ON THE SURVEY, JOB NO. 21-221, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              STORM DRAINS.

         AFFECTS:          A 10 FOOT BY 25 FOOT STRIP OF LAND.
         RECORDED:         JANUARY 16, 1973 AS INSTRUMENT NO. 3474.

4. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS PROVIDED IN A DOCUMENT AND SHOWN ON THE SURVEY, JOB NO. 21-221, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              PUBLIC UTILITIES.
         AFFECTS:          A 10 FOOT STRIP OF LAND.
         RECORDED:         OCTOBER 11, 1979 AS INSTRUMENT NO. 79-1137891

5. A MEMORANDUM OF AGREEMENT AND GRANT OF EASEMENT, DECEMBER 17, 1980, EXECUTED BY AND BETWEEN CURREY-RIACH COMPANY, AND TIFFANY DEVELOPMENT COMPANY, A CALIFORNIA CORPORATION, AND RECORDED JANUARY 16, 1981 AS INSTRUMENT NO. 81-54573 AND SHOWN ON THE SURVEY, JOB NO. 21-221, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         PURPOSE:          SEWER LINES
         AFFECTS:          A 10 FOOT STRIP OF LAND AS SHOWN AND DELINEATED ON
                           SAID MAP.

6. AN EASEMENT FOR PUBLIC STREET, ROAD OR HIGHWAY PURPOSES AS PROVIDED IN A DOCUMENT,
         AFFECTS:          SAID LAND.
         RECORDED:         SEPTEMBER 20, 1974 AS INSTRUMENT NO. 4431.

7. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AND SHOWN ON THE SURVEY, JOB NO. 21-221, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              UNDERGROUND CONDUITS AND WIRES.
         AFFECTS:          A 20 FOOT STRIP OF LAND AS SHOWN AND DELINEATED ON
                           THE MAP OF SAID TRACT
         RECORDED:         FEBRUARY 20, 1986 AS INSTRUMENT NO. 86-223618 AND
                           RE-RECORDED MARCH 21, 1986 AS INSTRUMENT NO.
                           86-355248.

8.       PROVISIONS OF THE DEDICATION STATEMENT ON THE MAP OF
         TRACT:            43597.
         WHICH RECITE:     WHILE ALL OF AGOURA ROAD AND REYES ADOBE ROAD WITHIN
                           OR ADJACENT TO THIS SUBDIVISIONS REMAINS A PUBLIC
                           STREET, WE HEREBY ABANDON ALL RIGHTS, EXCEPT FOR 9
                           DRIVEWAY OPENING FOR LOTS 1 THROUGH 7, DIRECT
                           VEHICULAR INGRESS AND EGRESS TO SAID STREETS.

9. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AND SHOWN ON THE SURVEY, JOB NO. 21-221, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              DRIVEWAY AND FIRELANE.
         AFFECTS:          A 60 FOOT STRIP OF LAND.
         RECORDED:         IN BOOK 1078 PAGES 72 TO 80 OF MAPS.

         FOR:              A VARIABLE WIDTH EASEMENT FOR STORM DRAIN TO THE CITY
                           OF AGOURA HILLS
         AFFECTS:          ALONG THE NORTHERLY LINE OF SAID LOT 1.

         FOR:              STORM DRAIN
         AFFECTS:          A 10 FOOT STRIP OF LAND AND A 14 FOOT STRIP OF LAND

         FOR:              SANITARY SEWER
         AFFECTS:          A 10 FOOT STRIP OF LAND

10. THE TERMS AND PROVISIONS SET OUT IN THAT CERTAIN DOCUMENT ENTITLED "AGREEMENT", RECORDED MAY 29,1986 AS INSTRUMENT NO. 86-666139 AND SHOWN ON THE SURVEY, JOB NO. 21-221, PREPARED DAVID T.

         ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.

11. THE TERMS AND PROVISIONS SET OUT IN THAT CERTAIN DOCUMENT ENTITLED "ASSESSMENT DISTRICT PARTICIPATION AGREEMENT", RECORDED AUGUST 13, 1986 AS INSTRUMENT NO. 86-1042685.

         THIS AGREEMENT SHALL RUN WITH THE LAND AND SHALL BE BINDING UPON THE UNDERSIGNED AND ITS HEIRS, SUCCESSORS AND ASSIGNS.

         THIS AGREEMENT SHALL NOT BE AMENDED OR TERMINATED EXCEPT UPON THE EXPRESS WRITTEN AGREEMENT OF THE UNDERSIGNED AND THE CITY OF AGOURA HILLS.

12. THE TERMS AND PROVISIONS SET OUT IN THAT CERTAIN DOCUMENT ENTITLED "ASSESSMENT-DISTRICT PARTICIPATION AGREEMENT", RECORDED AUGUST 13, 1986 AS INSTRUMENT NO. 86-1042686.

         SAID AGREEMENT ALSO STATES IN PART:

         THIS AGREEMENT SHALL RUN WITH THE LAND AND SHALL BE BINDING UPON THE UNDERSIGNED AND ITS HEIRS, SUCCESSORS AND ASSIGNS.

         THIS AGREEMENT SHALL NOT BE AMENDED OR TERMINATED EXCEPT UPON THE EXPRESS WRITTEN AGREEMENT OF THE UNDERSIGNED AND THE CITY OF AGOURA HILLS.

13. THE TERMS AND PROVISIONS SET OUT IN THAT CERTAIN DOCUMENT ENTITLED "DISCLOSED BY A MEMORANDUM OF EXCHANGE AGREEMENT", RECORDED OCTOBER 9, 1986 AS INSTRUMENT NO. 86-1364924.

14. COVENANTS, CONDITIONS AND RESTRICTIONS BUT DELETING ANY COVENANT, CONDITION, OR RESTRICTION INDICATING A PREFERENCE, LIMITATION OR DISCRIMINATION BASED ON RACE, COLOR, RELIGION, SEX, MARITAL STATUS, ANCESTRY, DISABILITY, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN, TO THE EXTENT SUCH COVENANTS, CONDITIONS OR RESTRICTIONS VIOLATE 42 U.S.C. ss. 3604(c) OR CALIFORNIA GOVERNMENT CODE ss. 12955. LAWFUL RESTRICTIONS UNDER STATE AND FEDERAL LAW ON THE AGE OF OCCUPANTS IN SENIOR HOUSING OR HOUSING FOR OLDER PERSONS SHALL NOT BE CONSTRUED AS RESTRICTIONS BASED ON FAMILIAL STATUS AS PROVIDED IN A DOCUMENT,
         RECORDED:         NOVEMBER 26,1986 AS INSTRUMENT NO. 86-1642957.

         AMONG OTHER THINGS, SAID DOCUMENT PROVIDES:

         EASEMENTS

         SAID COVENANTS, CONDITIONS AND RESTRICTIONS WERE MODIFIED BY A
         DOCUMENT,
         RECORDED:         FEBRUARY 12,1987 AS INSTRUMENT NO. 87-210391.

15. AN EASEMENT FOR PURPOSES HEREIN STATED, AND RIGHTS INCIDENTAL THERETO AS PROVIDED IN A DOCUMENT AND SHOWN ON THE SURVEY, JOB NO. 21-221, PREPARED DAVID T. ROSELL, RPLS NO. 6281 OF ROSELL SURVEYING & MAPPING DATED NOVEMBER 16, 2001.
         FOR:              WATERLINES.
         AFFECTS:          REFERENCE IS MADE TO SAID DOCUMENT FOR FULL
                           PARTICULARS.
         RECORDED:         DECEMBER 5, 1986 AS INSTRUMENT NO. 86-1686664.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

LOT 2, so designated and delineated on the Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

TOGETHER WITH an appurtenant easement for the purposes of mutual ingress and egress, as granted by Cad N. Swenson, Co., Inc. and CA. Swenson, Inc. to Fox Lane Investment Company recorded June 1, 1983 in Book H597, page 745, Official Records.

TOGETHER WITH mutual access easement established by Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

                                   EXHIBIT "B"
                                   -----------

                              Permitted Exceptions

1. Matters set forth in a document entitled "Declaration of Covenants, Conditions and Restrictions for Swenson Business Park", executed by Carl N. Swenson Co., Inc., recorded April 16, 1982 in Book G728, page 394, Official Records, including but not limited to covenants, conditions, restrictions, easements, assessments, liens and charges.

         First Amendment thereto was recorded November 24, 1982 in Book H164, page 591, Official Records.

         Second Amendment thereto was recorded November 24,1982 in Book H164, page 582, Official Records.

         Third Amendment thereto was recorded January 20, 1984 in Book 1243, page 489, Official Records.

         Fourth Amendment thereto was recorded February 25, 1988 in Book K454, page 1077, Official Records.

2. The effect, if any, of the fact that the Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records, indicates that "We hereby establish a non-revocable ingress-egress easement over portions of Lots 1 and 2 for their mutual benefit, over portions of Lots 1 and 3 for their mutual benefit . . ." and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         Reference is hereby made to the record for further particulars.

3. An easement for mutual ingress and egress, reserved as appurtenant to and for the benefit of Lot 3 of said Tract No. 7422, and incidental purposes, recorded June 1, 1983 in Book H597, page 745 of Official Records and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         Reference is hereby made to the record for further particulars.

4. An easement for underground electrical facilities and incidental purposes, recorded March 1, 1984 in Book 1344, page 506, Official Records and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         In Favor of  :    Pacific Gas and Electric Company and The Pacific
                           Telephone and Telegraph Company

         Reference is hereby made to the record for further particulars.

5. An easement for underground electrical facilities and incidental purposes, recorded March 1, 1984 in Book 1344, page 510, Official Records and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         In Favor of  :    Pacific Gas and Electric Company and The Pacific
                           Telephone and Telegraph Company

         Reference is hereby made to the record for further particulars.

6. An easement for underground electrical facilities and incidental purposes, recorded May 14, 1984 in Book 1540, page 111, Official Records and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         In Favor of  :    Pacific Gas and Electric Company, a California
                           corporation

         Said matter affects Strips of land of the uniform width of 10 feet, the center lines of which are delineated by the heavy dashed line shown upon the print of second party's Drawing No. SJB 1732.

7.       Terms and conditions of that certain Site Development Permit

         File No.     :    HA93-01-061
         Disclosed By :    Certificate
         Recorded     :    January 21, 1994 in Book N263, page 0261, Official
                           Records

         Reference is hereby made to the record for particulars.

8.       Terms and conditions of that certain Site Development Permit

         File No.     :    H93-09-061
         Disclosed By :    Certificate
         Recorded     :    January 21, 1994 in Book N263, page 0263, Official
                           Records

         Reference is hereby made to the record for particulars.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

LOT 1, so designated and delineated on the Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

TOGETHER WITH an appurtenant easement for the purposes of mutual ingress and egress, as granted by Cad N. Swenson, Co., Inc. and CA. Swenson, Inc. to Fox Lane Investment Company recorded June 1, 1983 in Book H597, page 745, Official Records.

TOGETHER WITH mutual access easement established by Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

                                   EXHIBIT "B"
                                   -----------

                              Permitted Exceptions

1. Matters set forth in a document entitled "Declaration of Covenants, Conditions and Restrictions for Swenson Business Park", executed by Carl N. Swenson Co., Inc., recorded April 16, 1982 in Book G728, page 394, Official Records, including but not limited to covenants, conditions, restrictions, easements, assessments, liens and charges.

         First Amendment thereto was recorded November 24, 1982 in Book H164, page 591, Official Records.

         Second Amendment thereto was recorded November 24,1982 in Book H164, page 582, Official Records.

         Third Amendment thereto was recorded January 20, 1984 in Book 1243, page 489, Official Records.

         Fourth Amendment thereto was recorded February 25, 1988 in Book K454, page 1077, Official Records.

2. The effect, if any, of the fact that the Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records, indicates that "We hereby establish a non-revocable ingress-egress easement over portions of Lots 1 and 2 for their mutual benefit, over portions of Lots 1 and 3 for their mutual benefit . . ." and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         Reference is hereby made to the record for further particulars.

3. An easement for mutual ingress and egress, reserved as appurtenant to and for the benefit of Lot 3 of said Tract No. 7422, and incidental purposes, recorded June 1, 1983 in Book H597, page 745 of Official Records and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         Reference is hereby made to the record for further particulars.

4. An easement for underground electrical facilities and incidental purposes, recorded March 1, 1984 in Book 1344, page 506, Official Records and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         In Favor of  :    Pacific Gas and Electric Company and The Pacific
                           Telephone and Telegraph Company

         Reference is hereby made to the record for further particulars.

5. An easement for underground electrical facilities and incidental purposes, recorded March 1, 1984 in Book 1344, page 510, Official Records and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         In Favor of  :    Pacific Gas and Electric Company and The Pacific
                           Telephone and Telegraph Company

         Reference is hereby made to the record for further particulars.

6. An easement for underground electrical facilities and incidental purposes, recorded May 14, 1984 in Book 1540, page 111, Official Records and as shown on the survey dated November 9, 2001, prepared Mitchell Duryea, Licensed Land Surveyor No. 5660 of Duryea & Associates.

         In Favor of  :    Pacific Gas and Electric Company, a California
                           corporation

         Said matter affects Strips of land of the uniform width of 10 feet, the center lines of which are delineated by the heavy dashed line shown upon the print of second party's Drawing No. SJB 1732.

7.       Terms and conditions of that certain Site Development Permit

         File No.     :    HA93-01-061
         Disclosed By :    Certificate
         Recorded     :    January 21, 1994 in Book N263, page 0261, Official
                           Records

         Reference is hereby made to the record for particulars.

8.       Terms and conditions of that certain Site Development Permit

         File No.     :    H93-09-061
         Disclosed By :    Certificate
         Recorded     :    January 21, 1994 in Book N263, page 0263, Official
                           Records

         Reference is hereby made to the record for particulars.